Redeemable Convertible Preferred stock	12 Months Ended
Dec. 31, 2021
Temporary Equity [Abstract]
Redeemable Convertible Preferred Stock
Note 9. Redeemable Convertible Preferred Stock
Immediately prior to the closing of the Business Combination, all 95,289,932 issued and outstanding shares of the redeemable convertible preferred stock of Legacy Surrozen were converted into Legacy Surrozen’s common stock, on a one-for-one
basis, and then converted into 16,737,520 shares of the Company’s common stock based on the Exchange Ratio established in the Business Combination. As of December 31, 2021, no shares of redeemable convertible preferred stock were outstanding.